Exhibit 10.5

ETHANOL GRAIN PROCESSORS, LLC

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS SUBSCRIPTION AGREEMENT is entered into and made effective as of the 21st day of November, 2005, by and between Ethanol Grain Processors, LLC, a Tennessee limited liability company with principal executive offices located at 1918 McDonald Road, Rives, Tennessee 38253, and mailing office address of P.O. Box 95, Obion, Tennessee 38240 (the “Company”), and Ethanol Capital Management, LLC, a Delaware limited liability company with principal executive offices located at 4400 East Broadway Blvd. Suite 600, Tucson, Arizona 85711 (the “Subscriber”).

W I T N E S S E T H

In consideration of the mutual promises contained herein, and other good and valuable consideration, the Subscriber hereby agrees, represents and warrants as follows:

1.             Agreement of Subscription.

a.             Subscriber hereby subscribes for the purchase of membership interests of the Company quantified by the number of units (the “Units”) indicated below, at a purchase price of $1.20 per Unit, upon the terms and conditions set forth in this Subscription Agreement:

250,000	Number of Units

$300,000	Total Purchase Price (number of Units multiplied by $1.20 per Unit)

b.             Subscriber agrees to pay the total purchase price of the Units pursuant to the payment terms of the fully-executed promissory note dated of even date herewith in principal amount of $300,000 and delivered to the Company with this Subscription Agreement (the “Promissory Note”).  Subscriber acknowledges and agrees that 100% of Subscriber’s purchase price of the Units and all payments made thereon constitute “at-risk” capital, and will not be placed into any type of escrow.  Subscriber understands that this Subscription agreement is subject to acceptance by the Company’s board of governors.  Upon acceptance by the Company, Subscriber further agrees that this Subscription Agreement and the Promissory Note delivered herewith each is irrevocable and binding upon Subscriber, and the payment obligations pursuant to the payment terms of the Promissory Note are unconditional.  Notwithstanding the foregoing, this Subscription Agreement and the payment obligations under the Promissory Note are contingent upon the consent and approval of a majority in interest of the Company’s members to the purchase of the Units hereunder, which consent is required by and shall be sought pursuant to the Company’s operating agreement dated October 28, 2004, as amended (the “Operating Agreement”)).  If such consent and approval is not obtained by December 31, 2005, this Subscription Agreement and the Promissory Note shall be null and void and of no further effect, and the Company shall return the Promissory Note and Subscription Agreement to Subscriber each marked “cancelled.”

ETHANOL GRAIN PROCESSORS, LLC	SECOND ROUND SEED CAPITAL
SUBSCRIPTION AGREEMENT

c.             Subscriber acknowledges that the Company has not established a minimum number of Units that must be sold in conjunction with the Company’s second round seed capital offering and that the Company may accept subscriptions for, and complete sales of, any number of units in its second round seed capital offering.

d.             Subscriber acknowledges and agrees that 100% of Subscriber’s purchase price of the Units constitutes “at-risk” capital, and will not be placed into any type of escrow.  Immediately following tender of the payment(s) for the Units, the Company will use such funds to pay for a portion of organizational, start-up, and development costs associated with the Company’s ethanol project in Northwest Tennessee, as further described in the Feasibility Report and Memorandum (as defined below).

e.             Subscriber and the Company agree that, upon acceptance of this Subscription Agreement, Subscriber will become a “Member” of the Company, which membership shall be subject to the Company’s Articles of Organization and the Operating Agreement.  No certificates will be issued for the Units unless and until the Company accepts this Subscription Agreement and Subscriber pays the entire Principal Balance of the Promissory Note and all other amounts due and owing under the Promissory Note to the Company, at the times and as provided for therein.

2.             Representations and Warranties of Subscriber.

In consideration of the Company’s offer to sell the Units, Subscriber hereby represents and warrants to the Company and its agents as follows:

a.             Information About the Ethanol Project.  Subscriber, or its representative(s), has received, read and understands the Company’s ethanol feasibility study dated September, 2004 prepared by PRX Geographic and Holbrook Consulting Services regarding the feasibility of a large-scale dry-mill ethanol production facility to be located near Obion, Tennessee and all Exhibits and Appendices thereto (the “Feasibility Report”).  Subscriber, or its representative, has had an opportunity to obtain, and has received, any additional information regarding the Company or its ethanol project under development, and has had an opportunity to ask such questions of, and receive answers from, the Company or an agent or representative of the Company, to the extent deemed necessary by the Subscriber in order to form a decision concerning an investment in the Company and the ethanol project the Company is seeking to develop.  As a result, Subscriber believes it has sufficient knowledge about the business, management and financial affairs of the Company, the ethanol project and the proposed ethanol plant, and the terms and conditions of the purchase of Units contemplated hereby.

Without limiting the generality of the foregoing, Subscriber understands that the Company was recently organized, is a development stage company with no financial or operating history, and will require approximately $60 million of additional equity (pursuant to subsequent offerings of membership interests quantified by units) and approximately $90 million of debt financing in order to reach financial closing on the ethanol project or begin construction of the proposed ethanol plant.  Therefore, the Company’s financing plan faces substantial uncertainty and contemplates significant leverage, and Subscriber will incur and suffer a substantial amount of dilution.  Moreover, the Company recently decided to pursue a gas-fired 100 million gallon per year (MGY) ethanol project rather the previously proposed 50 MGY coal-fired ethanol plant.  Therefore, the development of the ethanol project remains in flux and uncertain.  Subscriber understands and agrees that, despite these and other substantial uncertainties facing the Company and its development and financing of the ethanol project and the planned ethanol plant, Subscriber’s subscription hereunder and the payment obligations under the Promissory Note each is irrevocable, absolute and unconditional, and may not be withdrawn for any reason.

Subscriber understands that all capitalized terms used in this Subscription Agreement and not otherwise defined herein shall have the meaning ascribed to such terms first in the Memorandum (defined below) or, if not defined therein, then in the Feasibility Report.

b.             Information About the Offering and Revised Ethanol Project.  Subscriber, or its representative(s), has received, read and understands the Company’s private placement memorandum dated November 18, 2005 including all Appendices and any supplements thereto (the “Memorandum”).  Subscriber acknowledges and agrees that Subscriber has received, read and understands the Articles and Operating Agreement.  Subscriber, or its representative, has had an opportunity to obtain, and has received, any additional information and has had an opportunity to ask such questions of, and receive answers from, the Company or an agent or representative of the Company, to the extent deemed necessary by the Subscriber in order to form a decision concerning an investment in the Company and its ethanol project under development, and the Company’s capital structure and financing plans.  As a result, Subscriber believes it has sufficient knowledge about the business, management and financial affairs of the Company, the ethanol project, and the terms and conditions of the purchase of Units contemplated hereby.  Without limiting the generality of the foregoing, Subscriber understands that Subscriber’s investment in Units is 100% at-risk capital, that no payments will be held in escrow and there is no minimum offering amount, and that the Company cannot complete its ethanol project without substantial amounts of additional equity or debt financing, neither of which is assured.  Subscriber understands that the inability or failure of the Company to raise the substantial amount of additional equity or to obtain the debt financing it will need to complete the ethanol project and to construct its proposed ethanol plant will likely result in a complete loss of Subscriber’s investment.  Many of the impediments to raising such equity or obtaining such debt financing are completely outside of the control of the Company.

c.             High Degree of Risk.  Subscriber realizes that an investment in the Units involves a high degree of risk, including, but not limited to, the risks of receiving no return on the investment and of losing Subscriber’s entire investment in the Company.

d.             Ability to Bear the Risk.  Subscriber is able to bear the economic risk of investment in the Units, including the total loss of such investment.

e.             No Market for Units; Restrictions on Transfer.  Subscriber realizes that (i) there are substantial restrictions on the transfer of the Units, both under the Securities Act and State Laws, as well as under the Articles and the Operating Agreement; (ii) there is not currently, and it is unlikely that in the future there will exist, a public market for the Units; and (iii) accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Units for an indefinite period.  Subscriber realizes that the Units have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (the “State Laws”).  Subscriber acknowledges and agrees that the Units may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required, and in accordance with the Articles and the Operating Agreement.

f.              Suitability.  Subscriber believes that the investment in the Units is suitable for the undersigned based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Units.  Subscriber has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Units or Subscriber has obtained, to the extent Subscriber deems necessary, his, her or its own professional advice with respect to the risks inherent in the investment in the Units, and the suitability of the investment in the Units in light of Subscriber’s financial condition and investment needs.

g.             Investment Intent.  Subscriber has been advised that the Units are not being registered under the Securities Act or the relevant State Laws but are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on Subscriber’s representations to it as contained herein.  Subscriber represents and warrants that the Units are being purchased for Subscriber’s own account and for Subscriber’s investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of the Units and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Units in the foreseeable future.  Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Units with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Units and for which the Units were pledged as security, would represent an intent inconsistent with the representations set forth above.  Subscriber further represents and agrees that if, contrary to the foregoing stated intentions, Subscriber should later desire to dispose of or transfer any of the Units in any manner, he, she or it shall not do so without first obtaining the consent of the Company as required by the Company’s Articles and the Operating Agreement and (i) the opinion of counsel satisfactory to the Company that such proposed disposition or transfer lawfully may be made without the registration of the Units pursuant to the Securities Act and applicable State Laws, or (ii) such registration (it being expressly understood that the Company shall not have any obligation to register such Units for such purpose).  Moreover, Subscriber understands that the Board of Governors of the Company has adopted or will adopt shortly a unit transfer policy that will restrict the transfer of any units (except for transfers without consideration upon death or to related parties) until thirty (30) days following the successful start-up of the proposed ethanol plant.

h.             Brokers or Finders.  Subscriber has not taken any action that will cause the Company to incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Subscription Agreement.

i.              Tax Liability.  Subscriber has reviewed with Subscriber’s own tax advisors the tax consequences of this investment and the transactions contemplated by this Subscription Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

j.              Residency.  Subscriber is a resident of or, if an entity, has its principal place of business in, the following State:

         ARIZONA                                                  (please write in your state of residency).

k.            Dilution.  Subscriber understands and realizes that the offering price per Unit exceeds amounts paid by prior purchasers of the Company’s capital units and the price at which the Company has granted options to purchase the Company’s capital units, and that Subscriber will experience substantial dilution in the per unit net tangible book value of the Units purchased hereunder.

3.             Accredited Status.

SECTION 3 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE UNITS.  ALL FINANCIAL INFORMATION IN SECTION 3

WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL.  The undersigned agrees to furnish any additional information that the Company or its counsel deems reasonably necessary in order to verify the responses set forth below.

Subscriber represents and warrants as follows (EACH SUBSCRIBER MUST COMPLETE. PLEASE CHECK ALL THAT APPLY – YOU MUST BE AN ACCREDITED INVESTOR TO PURCHASE THE UNITS):

INDIVIDUALS

☐            (a)           Subscriber (hereinafter in this Section 3, “the undersigned”) is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.  (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

☐            (b)           The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

☐            (c)           The undersigned is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐            (d)           The undersigned is a director or executive officer or general partner (or its equivalent) of the Company.

ENTITIES

☒            (e)           The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above.  (If relying on this category alone, each equity owner must complete a separate copy of this Subscription Agreement.)

☒            (f)            The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the following (check one or more, as applicable):

☐            (i)            The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

☐            (ii)           The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

☒            (iii)          The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of that Act.

☐            (iv)          The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐            (v)           The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

☐            (aa)         the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Company, or registered investment adviser; or

☐            (bb)         the employee benefit plan has total assets in excess of $5,000,000; or

☐            (cc)         the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

☒            (vi)          The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☒            (vii)         The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company and is one or more of the following (check one or more, as appropriate):

☐            (aa)         an organization described in Section 501(c)(3) of the Internal Revenue Code; or

☒            (bb)         a corporation; or

☐            (cc)         a Massachusetts or similar business trust; or

☐            (dd)         a partnership.

☐            (viii)        The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Units.

4.             Entities.

If Subscriber is an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

a.             if entity is accredited solely by reason of the category described in Section 3(f)(vii) or (viii) above, then the undersigned entity was not organized for the specific purpose of acquiring the Units; and

b.             this Subscription Agreement has been duly authorized by all necessary action on the part of the undersigned entity, has been duly executed by an authorized officer or representative of the undersigned entity, and each is a legal, valid, and binding obligation of the undersigned entity enforceable in accordance with its terms.

5.             Relationship to Brokerage Firms.  N/A

(Please answer the following questions by checking the appropriate response.)

a.             ☐   YES ☐   NO:  Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by a brokerage firm?

b.             ☐   YES ☐   NO:  Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative which you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or engaged by, a brokerage firm?

c.             ☐  YES ☐  NO:  Does the Subscriber own voting securities of any brokerage firm?

d.             ☐   YES ☐   NO:  If the undersigned is an entity, is any director, officer, partner or 5% owner of the undersigned also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm?

e.             If the answer to any of the above items is “YES”, please supply details below:

6.             Securities Law Exemptions.

Subscriber acknowledges that the offer and sale of the Units has not been registered under the Securities Act, or any state securities laws and that the Company will offer and sell the Units and the Units will be issued to Subscriber in reliance on exemptions from the registration requirements of the Securities Act and exemptions under applicable state securities laws and in reliance on the representations, warranties and agreements made by Subscriber herein.

7.             Restrictive Legend.

In addition to the restrictions to transfer on the Units contained in the Articles and Operating Agreement, and any corresponding restrictive legends required thereunder, Subscriber also agrees that the Company shall place a restrictive legend on any statement of interest prepared by the Company with respect to the Units containing substantially the following language:

The securities represented by this statement have not been registered under the Securities Act of 1933, as amended (the “Act”) or under applicable state securities laws and are also subject to a Subscription and Investment Representation Agreement.  The securities may not be sold, transferred or pledged in the absence of such registration, unless pursuant to an exemption from the registration requirements of the Act and applicable state securities laws.  The Company reserves the right to require an opinion of counsel satisfactory to it before effecting any transfer of the securities.

8.             Miscellaneous.

a.             Survival of Representations and Warranties; Indemnification.  Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Units, and further agrees to indemnify and hold harmless the Company and each current and future employee, agent and member of the Company from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

b.             No Assignment or Revocation; Binding Effect.  Neither this Subscription Agreement, nor any interest herein, shall be assignable by Subscriber without prior written consent of the Company.  Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or its payment obligations hereunder and under the Promissory Note, and that it shall survive the death, incapacity, dissolution or bankruptcy of Subscriber.  The provisions of this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

c.             Choice of Law.  This Subscription Agreement shall be construed and interpreted in accordance with Tennessee law, without regard to its choice of law or conflicts of law provisions.

d.             Issue Date of Units.  Upon acceptance of this Subscription Agreement by the Company and upon the consent of a majority in interest of the Company’s members, the issuance of the Units subscribed for hereunder may be made effective as of a uniform date for all Units issued in the second round of the seed capital offering for administrative convenience reasons, as determined by the Board of Governors, and provided such date shall be within a reasonable period (but in all cases within sixty days) of the date this Subscription Agreement is accepted and the consent of a majority in interest of members is given.

9.             Representations and Warranties of the Company.

In consideration of Subscriber’s agreement to purchase the Units, the Company represents and warrants to Subscriber as follows:

a.             Existence.  The Company is a duly organized and validly existing limited liability company under the laws of the State of Tennessee.

b.             Good Standing.  The Company is in good standing under the laws of the State of Tennessee and there are no proceedings or actions pending to limit or impair any of its powers, rights, privileges, or to dissolve it.

c.             Due Authorization.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by proper corporate action of the Company.

d.             Units.  Upon receipt of full payment for the Units and all other amounts due and owing on the Promissory Note, the Units shall be duly authorized, fully-paid, validly issued and non-assessable units of the Company.

SIGNATURE

/ Gary Schwendiman /
Subscriber (Signature)	Subscriber (Signature, if more than one investor)

Gary Schwendiman
Print Name of Subscriber	Print Name of Subscriber (If more than one investor)

Gary Schwendiman, Chairman
Name and Title of Signatory (for entities)

Address:

Ethanol Capital Management, LLC

4400 East Broadway #600

Tucson, Arizona 85711

NOTE:   All Subscriptions must be accompanied by (i) completed Subscriber Information Page attached hereto, (ii) a fully-executed promissory note for payment of 100% of the total purchase price of the Units, and (iii) an executed additional member signature page to the Operating Agreement.  Also, if Subscriber is an entity, the attached Certificate of Signatory must be executed.

ACCEPTANCE OF SUBSCRIPTION

                The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement as of the 5th day of December, 2005.

ETHANOL GRAIN PROCESSORS, LLC

By:	/ James K. Patterson /

Its: Chief Executive Officer

SUBSCRIBER INFORMATION

Ethanol Capital Management, LLC
(Please print name(s) in which the Units are to be issued)

57-1205717
Taxpayer I.D. No.				Taxpayer I.D. No.
				(If more than one investor)

4400 E. Broadway Suite 600
Address

City:	Tucson	State:	Arizona	Zip Code:	85711

Telephone Number:  (520) 628-2000

Name of Authorized Representative (if other than individual): Scott Brittenham, President and CEO

Form of Ownership:     (check one)

☐	Individual Ownership	☐	Tenants in Common

☐	Joint Tenants (JTWROS)	☐	Corporation

☒	Limited Liability Company	☐	Trust (Signature and title pages of Trust
Agreement and all amendments must
be enclosed)
Trustee Name:
Trust Date:

		☐	Other: Provide information below.

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an Entity)

I, Scott Brittenham, am the President and CEO of Ethanol Capital Management, LLC (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription and Investment Agreement and to purchase and hold the Units pursuant to the Company’s Articles and the Operating Agreement, and to act on behalf of the Entity with respect to any actions or consents of the Entity required thereunder or this Agreement.  I further certify that the Subscription and Investment Agreement and such actions or consents been duly and validly executed on behalf of the Entity and each constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand hereto this 21st day of November, 2005.

/ Scott Brittenham /
(Signature)

President and CEO
(Title)

Scott Brittenham
(Please Print Name)

ETHANOL GRAIN PROCESSORS, LLC

PROMISSORY NOTE

Number of Units subscribed:		250,000

Purchase price per unit:	x		$1.20

Total subscription price:		$300,000.00

Installment payment amount:	x		1.00

Principal balance:		$300,000.00

For value received, the undersigned, pursuant to the undersigned’s subscription agreement (the “Subscription Agreement”) to purchase the above units of Ethanol Grain Processors, LLC, a Tennessee limited liability company (the “Company”), hereby promises to pay to the Company, in lawful money of the United States of America, the principal sum of Three Hundred Thousand and No/100 Dollars ($300,000.00) (“Principal Balance”) upon the terms set forth herein.

1.             Payments.

(a)           The Principal Balance shall be due and payable in ten, unequal installments, with the first five installments of $5,000 each due and payable on the 1st of each month commencing on December 1, 2005, and continuing on the 1st of each month thereafter for a period of four months until and including the installment due and payable on April 1, 2006, and then with the remaining five installments of $55,000 each due and payable on the 1st of each month commencing on May 1, 2006, and continuing on the 1st of each month thereafter for a period of four months until and including the installment due and payable on September 1, 2006, with the entire remaining unpaid Principal Balance due and payable at maturity on September 1, 2006 (the “Maturity Date”). All payments shall be made payable to the order of “Ethanol Grain Processors, LLC”.

(b)           In the event the undersigned fails to make any payment of the Principal Balance when due, interest shall accrue on such payment amount at the rate of twelve percent (12%) per annum from the due date, and such interest is due and payable as of the last day of the calendar month in which accrued.

2.             Default.    In the event the undersigned fails to make any payment of principal or interest under this Promissory Note when due, and such default remains uncured for a period of fifteen (15) days, the undersigned acknowledges and agrees that:

(a)           The Company may demand immediate payment of all amounts owing under this Promissory Note;

(b)           The Company may commence legal proceedings to collect the amounts due, and shall be entitled to collect from the undersigned all of its costs and expenses of collection or enforcement including, but not limited to, reasonable attorneys’ fees and expenses; and

(c)           The Company may, if such default remains uncured for a period of thirty (30) days following written notice to the undersigned, retain all prior payments remitted pursuant to the Subscription Agreement or this Promissory Note as liquidated damages, and cancel any units then already issued with respect to the Subscription Agreement, in exchange for canceling this Promissory Note.

3.             Notices.    All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile or by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid, if to the undersigned at the fax number or address of such undersigned as shown on the books of the Company, or if to the Company at the following fax number or address, or to such other fax number or address as may be furnished in writing to the undersigned: Ethanol Grain Processors, LLC, P.O. Box 95, Obion, Tennessee 38240, fax number: (731) 536-1287. Notices, requests, consents and demands shall be deemed delivered upon confirmation of facsimile transmission, upon personal delivery, one business day after being sent via reputable nationwide overnight courier service, or three business days after deposit in the mail.

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4.             Modification and Waiver.    No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by the undersigned and the Company (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision hereof in the circumstances or events specifically made subject thereto, and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any reoccurrence thereof.

5.             Successors and Assigns.    All the terms and provisions of this Promissory Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the undersigned and the Company, whether or not so expressed.

6.             Waiver of Demand, Presentment and Notice of Dishonor.    The undersigned hereby waives demand, presentment, protest, notice of protest and notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance or default hereof.

7.             Applicable Law.    The laws of the State of Tennessee, without regard to its conflicts of law principles, shall govern the validity, the construction and the interpretation of the rights and duties of the parties.

8.             Contingency.    This Promissory Note is contingent upon the Company obtaining the consent of a majority in interest of the Company’s members to the issuance of units pursuant to the terms and conditions of the Subscription Agreement no later than December 31, 2005.  Upon obtaining such consent (certification by an officer of such consent shall be prima facie evidence of obtaining such consent), the payment obligations under this Promissory Note are unconditional.   If such consent is not obtained by December 31, 2005, then the Company shall return this Promissory Note to the undersigned marked “cancelled.”

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date set forth below.

Individuals:	Entities:

Ethanol Capital Management, LLC
Signature of Investor	Name of Entity

/ Scott Brittenham /
Signature of Joint Investor	Authorized Signature

Scott Brittenham
Date	Print Name

	Its:	President and CEO

	Date:	November 21, 2005

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